UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2016

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

6410 W. Howard Street, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 28, 2016, MFRI, Inc. (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting"), and its stockholders:

•	Elected all five nominees for director to a one-year term;

•	On an advisory basis, approved the executive compensation set forth in the Proxy Statement; and

•	Ratified the appointment of Grant Thornton LLP as the independent auditor for 2016.

The following are the final voting results for each of the three proposals presented at the Annual Meeting:

Proposal 1	Election of directors:

	For	Withheld
David S. Barrie	3,951,876	813,528
Bradley E. Mautner	3,951,876	813,528
David B. Brown	4,510,815	254,589
Jerome T. Walker	3,949,576	815,828
Mark A. Zorko	3,954,276	811,128

There were 1,215,508 broker non-votes with respect to Proposal 1.

Proposal 2Approval, on an advisory basis, of executive compensation in the Company's Proxy Statement:

For	Against	Abstain	Broker Non-Votes
3,623,201	1,129,118	13,085	1,215,508

Proposal 3Ratification of the selection of Grant Thornton LLP:

For	Against	Abstain
5,793,849	122,688	64,375

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2016		MFRI, Inc.

	By:	/s/ Bradley E. Mautner
Director, President and Chief Executive Officer